Exhibit 99.1

Palantir Reports 49% Revenue Growth; $117M in Cash Flow from Operations, up $404M Y/Y; and $151M in Adj. Free Cash Flow, up $441M Y/Y for Q1 2021

5/11/2021

DENVER — (BUSINESS WIRE) — Palantir Technologies Inc. (NYSE:PLTR) today announced financial results for the first quarter ended March 31, 2021.

Q1 2021 Highlights

•	Total revenue grew 49% year-over-year to $341 million

•	US commercial revenue grew 72% year-over-year

•	US government revenue grew 83% year-over-year

•	Cash flow from operations of $117 million, up $404 million year-over-year, and representing a 34% margin

•	Adjusted free cash flow of $151 million, up $441 million year-over-year, and representing a 44% margin

•	GAAP net loss per share, diluted of $(0.07)

•	Adjusted earnings per share, diluted of $0.04

Q1 2021 Financial Summary

	First Quarter 2021
(in thousands, except percentages and per share amounts)	Amount
Revenue	$341,234
Year-over-year growth	49%
	Amount	Margin
Loss from Operations	$(114,014)	(33)%
Adjusted Income from Operations	$116,583	34%
Cash Flow from Operations	$116,881	34%
Adjusted Free Cash Flow	$150,975	44%
Net Loss	$(123,474)
Adjusted Net Income	$82,651
Adjusted EBITDA	$119,820
GAAP Net Loss Per Share, Diluted	$(0.07)
Adjusted Earnings Per Share, Diluted	$0.04

Outlook

For Q2 2021, we expect:

•	$360 million in revenue, representing year-over-year revenue growth of 43%.

•	Adjusted operating margin of 23%.

For full year 2021, we expect:

•	Adjusted free cash flow in excess of $150 million.

Per long-term guidance policy, as provided by our Chief Executive Officer, Alex Karp, we continue to expect:

•	Annual revenue growth of 30% or greater for 2021 through 2025.

Earnings Webcast

A public webcast will be held at 6:00 a.m. MT / 8:00 a.m. ET today to discuss the results for our first quarter ended March 31, 2021 and financial outlook. The live public call can be accessed by registering online at https://event.on24.com/wcc/r/3081658/AE03B253254D0E44DB21687E3F277890. A replay of the webcast will be available at https://investors.palantir.com following the event.

A slide presentation including supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures will be available through Palantir’s Investor Relations website at https://investors.palantir.com.

Forward-Looking Statements

This press release and statements on our earnings webcast contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, product development, expected benefits of and applications for our software platforms, business strategy and plans (including strategy and plans relating to our sales force and partnerships), market trends and market size, opportunities (including growth opportunities), and positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “guidance,” “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “plan,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our annual report on Form 10-K for the fiscal year ended December 31, 2020 and other filings and reports that we may file from time to time with the SEC, including our quarterly report on Form 10-Q for the quarter ended March 31, 2021. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the sufficiency of our cash and cash equivalents to meet our liquidity needs; the demand for our platforms in general; our ability to increase our number of new customers and revenue generated from customers; our ability to realize some or all of the total contract value of customer contracts as revenue, including any contractual options available to customers or contractual periods that are subject to termination for convenience provisions; our long and unpredictable sales cycle; our ability to successfully grow our direct salesforce and to successfully execute our channel sales and other strategic initiatives with third parties; our ability to retain and expand our customer base; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods; the seasonality of our business; the implementation process for our platforms, which may be complex and lengthy; our ability to successfully develop and deploy new technologies to address the needs of our customers; our ability to make our platforms easier to install and consume; our ability to maintain and enhance our brand and reputation; news or social media coverage about us, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; and any breach or access to customer or third-party data.

The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Past performance is not necessarily indicative of future results.

Non-GAAP Financial Measures

This press release and the accompanying tables contain the non-GAAP financial measures income (loss) from operations excluding stock-based compensation and related employer payroll taxes (also referred to as “adjusted income (loss) from operations”); adjusted operating margin; adjusted free cash flow; adjusted free cash flow margin; adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); adjusted net income (loss); and adjusted earnings (loss) per share (“EPS”), diluted.

We believe these non-GAAP financial measures help us evaluate our business, identify trends affecting Palantir’s business, formulate business plans and financial projections, and make strategic decisions. We exclude stock-based compensation, which is a non-cash expense, from these non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance and provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team. Additionally, we exclude employer payroll taxes related to stock-based compensation, as it is difficult to predict and outside of Palantir’s control. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations, as they do not include the impact of certain expenses that are reflected in our consolidated statements of operations. For example, adjusted free cash flow does not reflect our future contractual commitments or the total increase or decrease in our cash balances for a given period. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.

We compensate for these limitations by providing a reconciliation of each of these non-GAAP measures to the most comparable GAAP measure. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release is included at the end of this release. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, reconciling items that may be incurred in the future such as stock-based compensation, and related employer payroll taxes, the effect of which may be significant.

Available Information

Palantir uses its Investor Relations website at https://investors.palantir.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Palantir’s Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, and webcasts.

About Palantir Technologies Inc.

Palantir Technologies Inc. builds and deploys operating systems for the modern enterprise. Additional information is available at https://www.palantir.com.

Contact

Investor Relations

Rodney Nelson

investors@palantir.com

Media

Lisa Gordon

media@palantir.com

Palantir Technologies Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2021	2020
Revenue	$341,234	$229,327
Cost of revenue (1)	74,111	64,294

Gross profit	267,123	165,033
Operating expenses:
Sales and marketing (1)	136,097	98,653
Research and development (1)	98,471	65,800
General and administrative (1)	146,569	70,765

Total operating expenses	381,137	235,218

Loss from operations	(114,014)	(70,185)
Interest income	376	3,267
Interest expense	(1,840)	(4,594)
Change in fair value of warrants	—	13,695
Other income (expense), net	(4,894)	6,100

Loss before provision for income taxes	(120,372)	(51,717)
Provision for income taxes	3,102	2,557

Net loss	$(123,474)	$(54,274)

Net loss per share attributable to common stockholders, basic	$(0.07)	$(0.09)

Net loss per share attributable to common stockholders, diluted	$(0.07)	$(0.10)

Weighted-average shares of common stock outstanding used in computing net loss per share attributable to common stockholders, basic	1,821,158	591,850

Weighted-average shares of common stock outstanding used in computing net loss per share attributable to common stockholders, diluted	1,821,158	594,363

—————

(1)	Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,
	2021	2020
Cost of revenue	$15,977	$8,068
Sales and marketing	57,286	18,463
Research and development	37,874	15,032
General and administrative	82,594	12,544

Total stock-based compensation	$193,731	$54,107

Palantir Technologies Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$2,339,437	$2,011,323
Restricted cash	37,106	37,285
Accounts receivable	151,400	156,932
Prepaid expenses and other current assets	61,755	51,889

Total current assets	2,589,698	2,257,429
Property and equipment, net	27,378	29,541
Restricted cash, noncurrent	71,933	79,538
Operating lease right-of-use assets	213,331	217,075
Other assets	111,845	106,921

Total assets	$3,014,185	$2,690,504

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$17,234	$16,358
Accrued liabilities	181,603	158,546
Deferred revenue	186,498	189,520
Customer deposits	250,181	210,320
Operating lease liabilities	32,110	29,079

Total current liabilities	667,626	603,823
Deferred revenue, noncurrent	44,998	50,525
Customer deposits, noncurrent	70,768	81,513
Debt, noncurrent, net	198,185	197,977
Operating lease liabilities, noncurrent	222,429	229,800
Other noncurrent liabilities	4,236	4,316

Total liabilities	1,208,242	1,167,954

Stockholders’ equity:
Common stock	1,860	1,792
Additional paid-in capital	6,892,046	6,488,857
Accumulated other comprehensive income (loss)	865	(2,745)
Accumulated deficit	(5,088,828)	(4,965,354)

Total stockholders’ equity	1,805,943	1,522,550

Total liabilities and stockholders’ equity	$3,014,185	$2,690,504

Palantir Technologies Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2021	2020
Operating activities
Net loss	$(123,474)	$(54,274)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,237	3,671
Stock-based compensation	193,731	54,107
Change in fair value of warrants	—	(13,695)
Non-cash operating lease expense	6,477	10,160
Other operating activities	771	514
Changes in operating assets and liabilities:
Accounts receivable	4,480	(51,403)
Prepaid expenses and other current assets	(9,753)	(7,974)
Other assets	(4,865)	(8,403)
Accounts payable	51	(40,790)
Accrued liabilities	44,488	(39,368)
Deferred revenue, current and noncurrent	(11,952)	8,599
Customer deposits, current and noncurrent	20,825	(132,077)
Operating lease liabilities, current and noncurrent	(7,132)	(16,251)
Other noncurrent liabilities	(3)	—

Net cash provided by (used in) operating activities	116,881	(287,184)
Investing activities
Purchases of property and equipment	(708)	(3,016)

Net cash used in investing activities	(708)	(3,016)
Financing activities
Proceeds from the exercise of common stock options	208,860	6,710
Repurchase of common stock	—	(3,777)
Other financing activities	(2,506)	(439)

Net cash provided by financing activities	206,354	2,494
Effect of foreign exchange on cash, cash equivalents, and restricted cash	(2,197)	(1,627)

Net increase (decrease) in cash, cash equivalents, and restricted cash	320,330	(289,333)
Cash, cash equivalents, and restricted cash - beginning of period	2,128,146	1,401,962

Cash, cash equivalents, and restricted cash - end of period	$2,448,476	$1,112,629

Palantir Technologies Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited)

Non-GAAP Reconciliations

Adjusted Income (Loss) from Operations and Adjusted Operating Margin (in thousands, except percentages)

	Three Months Ended March 31,
	2021	2020
Loss from operations	$(114,014)	$(70,185)
Add: stock-based compensation	193,731	54,107
Add: employer payroll taxes related to stock-based compensation	36,866	—

Adjusted income (loss) from operations	$116,583	$(16,078)

Adjusted operating margin	34%	(7)%

Adjusted Free Cash Flow (in thousands, except percentages)

	Three Months Ended March 31,
	2021	2020
Net cash provided by (used in) operating activities	$116,881	$(287,184)
Less: purchases of property and equipment	(708)	(3,016)
Add: cash paid for employer payroll taxes related to stock-based compensation	34,802	—

Adjusted free cash flow	$150,975	$(290,200)

Adjusted free cash flow margin	44%	(127)%

Adjusted EBITDA (in thousands)

	Three Months Ended March 31,
	2021	2020
Net Loss	$(123,474)	$(54,274)
Less: interest income	(376)	(3,267)
Add: interest expense	1,840	4,594
Less: change in fair value of warrants	—	(13,695)
Add: other (income) expense, net	4,894	(6,100)
Add: provision for income taxes	3,102	2,557
Add: depreciation and amortization	3,237	3,671
Add: stock-based compensation	193,731	54,107
Add: employer payroll taxes related to stock-based compensation	36,866	—

Adjusted EBITDA	$119,820	$(12,407)

Adjusted Earnings (Loss) per Share, Diluted (in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Net loss attributable to common stockholders	$(123,474)	$(54,274)
Less: change in fair value attributable to participating securities	—	(7,773)

Net loss attributable to common stockholders, diluted	(123,474)	(62,047)
Add: stock-based compensation	193,731	54,107
Add: employer payroll taxes related to stock-based compensation	36,866	—
Less: income tax effect related to adjustments (1)	(24,472)	(528)

Adjusted net income (loss) attributable to common stockholders, diluted	$82,651	$(8,468)

Weighted-average shares used in computing GAAP net loss per share, diluted	1,821,158	594,363

Adjusted weighted-average shares used in computing adjusted earnings (loss) per share, diluted (2)	2,330,865	594,363

Adjusted earnings (loss) per share, diluted	$0.04	$(0.01)

(1)	Income tax effect is based on long-term estimated annual effective tax rates of 22.2% and 22.1% for the periods ended 2021 and 2020, respectively.
(2)

Includes an additional 510 million dilutive securities for the three months ended March 31, 2021 that are excluded from a GAAP perspective due to the Company’s net loss position. For the three months ended March 31, 2020, there were no such securities as the Company was in a net loss position on a GAAP and adjusted basis.